UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 14, 2013

Endeavour International Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

811 Main Street, Suite 2100, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 307-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03	Material Modification to Rights of Security Holders.

The information set forth below under Item 5.03 regarding certain amendments (the “Amendments”) to the Amended and Restated Bylaws (the “Bylaws”) of Endeavour International Corporation (the “Company”) is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 14, 2013, the Board of Directors (the “Board”) of the Company approved the Amendments, effective immediately. The Amendments include, among other things, the following changes:

•	The Amendments establish specific procedures relating to a special meeting requested by stockholders. Specifically, the Board is empowered to fix the date, time, place and record date for a requested special meeting. Furthermore, the Amendments provide that a special meeting shall not be held in circumstances where the business has been addressed or will be addressed at an annual or other special meeting occurring within a certain time before or after the request is made.

•	The presiding officer has the power to adjourn any meeting of stockholders at which a quorum is not present or represented.

•	The Bylaws now provide that all actions required or permitted to be taken by stockholders must be taken at a duly held meeting at which a quorum is present. Previously, stockholders were permitted to act by written consent in lieu of a meeting.

•	In order for stockholder proposals and director nominations to be properly brought before an annual meeting, notice of such proposals or director nominations must be received by the secretary of the Company not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day in advance of the anniversary of the previous year’s annual meeting (other than with respect to any annual meeting held prior to June 30, 2013, notice for which must be received not later than the close of business on the 60th day following the first public disclosure of the Amendments). The notice must include specified information about the proposing stockholder (and, if made on behalf of a beneficial owner, about such beneficial owner), the director nominee (if applicable), beneficial ownership of Company securities (including derivatives and other hedging arrangements) and certain voting and other arrangements. Stockholders eligible to vote at any special meeting called to elect a director or directors may nominate a director or directors for election if (i) they deliver a notice meeting the same content requirements as for an annual meeting and (ii) such notice is delivered not later than the close of business on the 90th day prior to such special meeting and not earlier than the close of business on the later of the 120th day prior to such special meeting or the tenth day following the first public disclosure of the date of the special meeting.

The foregoing description of the Amendments is qualified in its entirety by reference to the complete text of the Amendments, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendments to the Amended and Restated Bylaws of Endeavour International Corporation effective January 14, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

January 14, 2013	By:	/s/ Stanley W. Farmer

Name: Stanley W. Farmer
Title: Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amendments to the Amended and Restated Bylaws of Endeavour International Corporation effective January 14, 2013.